Taxes Payable (Details) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Taxes Payable
Sales tax		20,445	18,139
Withholding individual income taxes for employees		46,963	31,696
Enterprise income taxes		241,008	3,326
Others		25,874	21,302
Total taxes payable	$ 53,878	334,290	74,463